Exhibit 99.2

News Release	Livent Corporation 2929 Walnut Street Philadelphia, PA 19104 USA 215.299.5900 livent.com

Media contact: Juan Carlos Cruz +1.215.299.6170

juan.carlos.cruz@livent.com

Investor contact: Daniel Rosen +1.215.299.6208

daniel.rosen@livent.com

LIVENT Announces PRICING OF Private Offering of $225 Million of Convertible Senior Notes DUE 2025 WITH NET PROCEEDS DESIGNED TO ALIGN WITH THE PROVISIONS OF THE INTERNATIONAL CAPITAL MARKET ASSOCIATION GREEN BOND PRINCIPLES 2018

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PHILADELPHIA, June 23, 2020 - Livent Corporation (NYSE: LTHM) (“Livent”) today announced the pricing of $225 million aggregate principal amount of 4.125% Convertible Senior Notes due 2025 (the “Green Notes”) in a private offering (the “Offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Livent also granted the initial purchasers of the Green Notes a 13-day option to purchase up to an additional $33.75 million aggregate principal amount of the Green Notes. The sale of the Green Notes to the initial purchasers is expected to close on June 25, 2020, subject to customary closing conditions, and is expected to result in approximately $217.8 million (or approximately $250.6 million if the initial purchasers exercise their option to purchase additional Green Notes in full) in net proceeds to Livent after deducting the initial purchasers’ discount and estimated offering expenses payable by Livent.

The Green Notes will be senior, unsecured obligations of Livent. The Green Notes will bear interest at a rate of 4.125% per year. Interest will be payable semi-annually in arrears on January 15 and July 15 of each year, beginning on January 15, 2021. The Green Notes will mature on July 15, 2025, unless earlier repurchased, redeemed or converted. Livent may not redeem the Green Notes prior to July 20, 2023. Livent may redeem the Green Notes, in whole or in part, at its option, on or after July 20, 2023, at a cash redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, if the last reported sale price of Livent’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which Livent provides the notice of redemption.

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Holders of the Green Notes will have the right to require Livent to repurchase all or a portion of their Green Notes upon the occurrence of a fundamental change (as defined in the indenture governing the Green Notes) at a cash purchase price of 100% of their principal amount plus any accrued and unpaid interest to, but excluding, the relevant fundamental change repurchase date.

The Green Notes will be convertible at an initial conversion rate of 114.4885 shares of Livent’s common stock per $1,000 principal amount of Green Notes (equivalent to an initial conversion price of approximately $8.73 per share, which represents a conversion premium of approximately 35% to the last reported sale price of $6.47 per share of Livent’s common stock on the New York Stock Exchange on June 22, 2020). Prior to the close of business on the business day immediately preceding January 15, 2025, the Green Notes will be convertible at the option of the holders of the Green Notes only upon the satisfaction of specified conditions and during certain periods. On or after January 15, 2025 until the close of business on the business day immediately preceding the maturity date, the Green Notes will be convertible at the option of the holders of the Green Notes at any time regardless of these conditions. Conversions of the Green Notes will be settled in cash, shares of Livent’s common stock, or a combination thereof, at Livent’s election.

Livent estimates that the proceeds from the Offering will be approximately $217.8 million (or $250.6 million if the initial purchasers exercise their option to purchase additional Green Notes in full), after deducting fees and estimated expenses. Livent expects to use approximately $217.8 million (or approximately $235.0 million if the initial purchasers exercise their option to purchase additional Green Notes in full) of the net proceeds from the Offering to refinance existing “eligible green projects,” designed to align with the provisions of the International Capital Market Association Green Bond Principles 2018, by repaying amounts outstanding under its revolving credit facility. Livent intends to allocate any remaining net proceeds from the Offering to eligible green projects within two years of the date of issuance of the Green Notes. Certain of the initial purchasers and/or their affiliates are lenders or agents under the revolving credit facility and therefore will receive a portion of the net proceeds of the Offering.

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The Green Notes were offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. Neither the Green Notes nor the shares of Livent’s common stock issuable upon conversion of the Green Notes, if any, have been registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, the Green Notes and such shares, if any, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This announcement is neither an offer to sell nor a solicitation of an offer to purchase the Green Notes or the shares of Livent’s common stock issuable upon conversion of the Green Notes and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Certain statements in this news release are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “will continue to,” "will likely result," “should,” “expect,” “expects,” “intends,” “plans,” “anticipates,” “believe,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “could,” “forecast,” “is confident that,” “plans,” or “projects,” the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about Livent, may include projections of Livent’s future financial performance, Livent’s anticipated growth strategies and anticipated trends in Livent’s business, and statements about whether Livent will be able to consummate the Offering, the terms of the Offering and the satisfaction of customary closing conditions with respect to the Offering. These statements are only predictions based on Livent’s current expectations and projections about future events. There are important factors that could cause Livent’s actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. Currently, one of the most significant factors is the potential adverse effect of the current coronavirus ("COVID-19") pandemic on the financial condition, results of operations, cash flows and performance of the company, which is substantially influenced by the potential adverse effect of the pandemic on Livent’s customers and suppliers and the global economy and financial markets. The extent to which COVID-19 impacts us will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. Additional factors that could cause Livent’s actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements include a decline in the growth in demand for electric vehicles; volatility in the price for performance lithium compounds; adverse global economic conditions; competition; quarterly and annual fluctuations of our operating results; risks relating to Livent’s planned production expansion and related capital expenditures, including any temporary suspension of our expansion efforts; the potential development and adoption of battery technologies that do not rely on performance lithium compounds as an input; liquidity and access to credit; reduced customer demand, or delays in growth of customer demand, for higher performance lithium compounds, the potential development and adoption of battery technologies that do not rely on performance lithium compounds as an input; the success of Livent’s research and development efforts; risks inherent in international operations and sales, including political, financial and operational risks specific to Argentina, China and other countries where Livent has active operations; customer concentration and the possible loss of, or significant reduction in orders from, large customers; failure to satisfy customer quality standards; fluctuations in the price of energy and certain raw materials; employee attraction and retention; union relations; cybersecurity breaches; our ability to protect our intellectual property rights; the lack of proven reserves; legal and regulatory proceedings; including any shareholder lawsuits; compliance with environmental, health and safety laws; changes in tax laws; risks related to our separation from FMC Corporation; risks related to ownership of our common stock, including price fluctuations and lack of dividends; as well as the other factors described under the caption entitled “Risk Factors” in Livent’s 2019 Form 10-K filed with the Securities and Exchange Commission on February 28, 2020, our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 6, 2020 and our 2020 First Quarter Form 10-Q filed with the Securities and Exchange Commission on May 11, 2020. Although Livent believes the expectations reflected in the forward-looking statements are reasonable, Livent cannot guarantee future results, level of activity, performance or achievements. Moreover, neither Livent nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. Livent is under no duty to update any of these forward-looking statements after the date of this news release to conform its prior statements to actual results or revised expectations.